               TRAVELERS PREMIER ADVISERS II ANNUITY PROSPECTUS:

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES


This prospectus describes TRAVELERS PREMIER ADVISERS II ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the state in which you purchased your Contract. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."


You can choose to have your premium ("purchase payments") accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

  JANUS ASPEN SERIES                                THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CONT.)
    Balanced Portfolio -- Service Shares            Mid Cap Value Portfolio
    Capital Appreciation Portfolio -- Service       Technology Portfolio
  Shares                                            U.S. Real Estate Portfolio
    Strategic Value Portfolio -- Service Shares     Value Portfolio
    Worldwide Growth Portfolio -- Service Shares    VAN KAMPEN LIFE INVESTMENT TRUST
  SALOMON BROTHERS VARIABLE SERIES FUND, INC.       Comstock Portfolio Class II Shares
    Capital Fund                                    Domestic Income Portfolio Class II Shares
    High Yield Bond Fund                            Emerging Growth Portfolio Class II Shares
    Investors Fund                                  Enterprise Portfolio Class II Shares
    Small Cap Growth Fund                           Government Portfolio Class II Shares
    Strategic Bond Fund                             Growth and Income Portfolio Class II Shares
  TRAVELERS SERIES TRUST                            Money Market Portfolio Class II Shares
    Equity Income Portfolio                         VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
    Large Cap Portfolio                             Contrafund(R) Portfolio -- Service Class 2
  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.           VARIABLE INSURANCE PRODUCTS FUND III (FIDELITY)
    Active International Allocation Portfolio       Mid Cap Portfolio -- Service Class 2
    Emerging Markets Equity Portfolio
    Equity Growth Portfolio
    Global Value Equity Portfolio
    Mid Cap Growth Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS THAT SUPPORT THE VARIABLE FUNDING OPTIONS MUST ACCOMPANY THIS PROSPECTUS. READ AND RETAIN THEM FOR FUTURE REFERENCE.


This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated October 1, 2001. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix B for the SAI's table of contents.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                        PROSPECTUS DATED OCTOBER 1, 2001

                               TABLE OF CONTENTS

Index of Special Terms..................      2
Summary.................................      3
Fee Table...............................      6
Condensed Financial Information.........     11
The Annuity Contract....................     11
    Contract Owner Inquiries............     11
    Purchase Payments...................     11
    Accumulation Units..................     11
    The Variable Funding Options........     12
Fixed Account...........................     15
Charges and Deductions..................     15
    General.............................     15
    Withdrawal Charge...................     16
    Free Withdrawal Allowance...........     16
    Administrative Charges..............     16
    Mortality and Expense Risk Charge...     17
    E.S.P. Charge.......................     17
    Variable Funding Option Expenses....     17
    Premium Tax.........................     17
    Changes in Taxes Based Upon Premium
       or Value.........................     17
Transfers...............................     17
    Dollar Cost Averaging...............     18
Access to Your Money....................     19
    Systematic Withdrawals..............     19
    Loans...............................     19
Ownership Provisions....................     19
    Types of Ownership..................     19
    Contract Owner......................     19
    Beneficiary.........................     20
    Annuitant...........................     20
Death Benefit...........................     20
    Death Proceeds Before the Maturity
       Date.............................     20
    Payment of Proceeds.................     22
    Spousal Contract Continuance........     23
    Death Proceeds After the Maturity
       Date.............................     24
The Annuity Period......................     24
    Maturity Date.......................     24
    Allocation of Annuity...............     25
    Variable Annuity....................     25
    Fixed Annuity.......................     25
Payment Options.........................     26
    Election of Options.................     26
    Annuity Options.....................     26
    Income Options......................     27
Miscellaneous Contract Provisions.......     27
    Right to Return.....................     27
    Termination.........................     27
    Required Reports....................     27
    Suspension of Payments..............     28
The Separate Accounts...................     28
    Performance Information.............     28
Federal Tax Considerations..............     29
    General Taxation of Annuities.......     29
    Types of Contracts: Qualified or
       Nonqualified.....................     30
    Nonqualified Annuity Contracts......     30
    Qualified Annuity Contracts.........     31
    Penalty Tax for Premature
       Distributions....................     31
    Diversification Requirements for
       Variable Annuities...............     31
    Ownership of the Investments........     31
    Mandatory Distributions for
       Qualified Plans..................     31
    Taxation of Death Benefit
       Proceeds.........................     32
Other Information.......................     32
    The Insurance Companies.............     32
    Financial Statements................     32
    Distribution of Variable Annuity
       Contracts........................     32
    Conformity with State and Federal
       Laws.............................     32
    Voting Rights.......................     33
    Legal Proceedings and Opinions......     33
Appendix A: Fixed Account...............    A-1
Appendix B: Contents of the Statement of
  Additional Information................    B-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit.......................     11
Accumulation Period.....................     11
Annuitant...............................     20
Annuity Payments........................     24
Annuity Unit............................     12
Cash Surrender Value....................     19
Contingent Annuitant....................     20
Contract Date...........................     11
Contract Owner..........................     19
Contract Value..........................     11
Contract Year...........................     11
Death Report Date.......................     21
Fixed Account...........................    A-1
Joint Owner.............................     20
Maturity Date...........................     24
Net Investment Rate.....................     25
Purchase Payment........................     11
Underlying Fund.........................     12
Variable Funding Option(s)..............     12
Written Request.........................     11

                                    SUMMARY:

                     TRAVELERS PREMIER ADVISERS II ANNUITY


THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us") depending on where you reside. Each company sponsors its own segregated asset account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities ("Fund ABD"); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

Your issuing Company is The Travelers Life and Annuity Company unless you reside in one of the following locations. The Travelers Insurance Company issues Contracts in the locations listed below:

Bahamas                            North Carolina
British Virgin Islands             Oregon(1)
Guam                               Puerto Rico
Kansas                             Tennessee
Maine                              U.S. Virgin Islands
New Hampshire                      Washington(1)
New Jersey                         Wyoming
New York

---------------

(1) The Travelers Insurance Company issues only single premium contracts with variable and fixed accounts for these states. The Travelers Life and Annuity Company issues only flexible premium contracts with variable accounts in these states. Please refer to your Contract or ask your agent for more information.

You may also refer to the cover page of your Contract for the name of your issuing company. You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount or your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); and (3) rollovers from other qualified retirement plans. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund ("underlying fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer between the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense risk charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.35%. For contracts with a value of less than $40,000 we also deduct an annual administrative charge of $30. Each underlying Fund also charges for management and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the variable funding options. This provision is not available when either the annuitant or owner is age 76 or older on the Rider Effective date.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives due proof of death and written payment instructions. You may also choose to purchase the Enhanced Stepped-Up Death Benefit option which, for a fee, may increase the amount of the death benefit. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? Because the contracts offered through this prospectus are newly registered, as of the date of this prospectus there are no accumulation unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on your contract earnings.

     - SPOUSAL CONTRACT CONTINUANCE. (Nonqualified contracts only) If your spouse is named as an owner and/or beneficiary, and you die prior to the maturity date, your spouse may elect to continue the contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint contract owner and/or beneficiary only.

                                   FEE TABLE
--------------------------------------------------------------------------------
The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of each underlying fund. Each fund reflects these expenses in its net asset value; the expenses are not deducted from your contract value.

TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(as a percentage of the purchase payments withdrawn)

YEARS SINCE PURCHASE
    PAYMENT MADE      WITHDRAWAL CHARGE
        0-1                  6%
         2                   6%
         3                   5%
         4                   5%
         5                   4%
         6                   3%
         7                   2%
     8 and over              0%

ANNUAL SEPARATE ACCOUNT CHARGES

(as a percentage of the average daily net assets of the Separate Account)

WITHOUT E.S.P.
Mortality & Expense Risk Charge..........1.35%
Administrative Expense Charge............0.15%
  Total Separate Account Charges.........1.50%
WITH E.S.P.
Mortality & Expense Risk Charge..........1.35%
Administrative Expense Charge............0.15%
E.S.P. Charge............................0.20%
  Total Separate Account Charges.........1.70%

OTHER ANNUAL CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE.......................      $30
(Waived if contract value is $40,000 or more)

VARIABLE FUNDING OPTION EXPENSES:

(as a percentage of average daily net assets of the funding option as of December 31, 2000, unless otherwise noted)

                                                                                                        TOTAL
                                                                                                   ANNUAL OPERATING
                                                    MANAGEMENT FEE                OTHER EXPENSES       EXPENSES
                                                    (AFTER EXPENSE                (AFTER EXPENSE    (AFTER EXPENSE
                 FUNDING OPTIONS:                   REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)    REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
    Balanced Portfolio -- Service Shares *........       0.65%          0.25%          0.02%             0.92%
    Capital Appreciation Portfolio -- Service
      Shares *....................................       0.65%          0.25%          0.02%             0.92%
    Strategic Value Portfolio -- Service Shares
      *...........................................       0.00%          0.25%          1.25%             1.50%(1)
    Worldwide Growth Portfolio -- Service Shares
      *...........................................       0.65%          0.25%          0.05%             0.95%
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund..................................       0.58%                         0.42%             1.00%(2)
    High Yield Bond Fund..........................       0.00%                         1.00%             1.00%(2)
    Investors Fund................................       0.70%                         0.21%             0.91%
    Small Cap Growth Fund.........................       0.00%                         1.50%             1.50%(2)
    Strategic Bond Fund...........................       0.36%                         0.64%             1.00%(2)
THE TRAVELERS SERIES TRUST
    Equity Income Portfolio.......................       0.75%                         0.07%             0.82%(3)
    Large Cap Portfolio...........................       0.75%                         0.07%             0.82%(3)

                                                                                                        TOTAL
                                                                                                   ANNUAL OPERATING
                                                    MANAGEMENT FEE                OTHER EXPENSES       EXPENSES
                                                    (AFTER EXPENSE                (AFTER EXPENSE    (AFTER EXPENSE
                 FUNDING OPTIONS:                   REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)    REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    Active International Allocation Portfolio.....       0.00%                         1.15%             1.15%(4)
    Emerging Markets Equity Portfolio.............       1.09%                         0.71%             1.80%(4)
    Equity Growth Portfolio.......................       0.48%                         0.37%             0.85%(4)
    Global Value Equity Portfolio.................       0.52%                         0.63%             1.15%(4)
    Mid Cap Growth Portfolio......................       0.00%                         1.05%             1.05%(4)
    Mid Cap Value Portfolio.......................       0.53%                         0.52%             1.05%(4)
    Technology Portfolio..........................       0.59%                         0.56%             1.15%(4)
    U.S. Real Estate Portfolio....................       0.74%                         0.36%             1.10%(4)
    Value Portfolio...............................       0.31%                         0.54%             0.85%(4)
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio -- Class II Shares*........       0.00%          0.25%          0.95%             1.20%(5)
    Domestic Income Portfolio -- Class II
      Shares*.....................................       0.00%          0.25%          0.62%             0.87%(6)
    Emerging Growth Portfolio -- Class II
      Shares*.....................................       0.70%          0.25%          0.05%             1.00%
    Enterprise Portfolio -- Class II Shares*......       0.50%          0.25%          0.10%             0.85%
    Government Portfolio -- Class II Shares*......       0.31%          0.25%          0.29%             0.85%(7)
    Growth and Income Portfolio -- Class II
      Shares*.....................................       0.55%          0.25%          0.20%             1.00%(8)
    Money Market Portfolio -- Class II Shares*....       0.14%          0.25%          0.47%             0.86%(9)
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service
      Class 2 *...................................       0.57%          0.25%          0.10%             0.92%(10)
VARIABLE INSURANCE PRODUCTS FUND III
    Mid Cap Portfolio -- Service Class 2 *........       0.57%          0.25%          0.17%             0.99%(10)

NOTES:

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer, other service provider).

 (1) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the fees for STRATEGIC VALUE PORTFOLIO -- SERVICE SHARES. Expenses without contractual waivers by Janus Capital for the Management Fee, 12b-1 fee, Other Expenses, and Total Annual Operating Expenses would have been 0.65%, 0.25%, 2.82%, and 3.72%, respectively. Waivers, if applicable, are first applied against the Management Fee and then against Other Expenses, and will continue until at least the next annual renewal of the advisory agreement.

 (2) The table below reflects the voluntary agreement by Salomon Brothers Asset Management to impose an expense cap for the fiscal year ending December 31, 2000 on the Total Annual Operating Expenses of each fund at the amount shown in the table through the reimbursement of expenses. Absent such agreement, the ratio of Other Expenses and Total Operating Expenses would be:

                                                                                                        TOTAL ANNUAL
                                FUND                              MANAGEMENT FEES   OTHER EXPENSES   OPERATING EXPENSES
                                ----                              ---------------   --------------   ------------------
    Capital Fund................................................       0.85%             0.42%              1.27%
    High Yield Bond Fund........................................       0.75%             1.03%              1.78%
    Small Cap Fund..............................................       0.75%             1.77%              2.52%
    Strategic Bond Fund.........................................       0.75%             0.64%              1.39%

 (3) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

 (4) The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's Adviser to the extent the total operating expenses exceed the following percentages: ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO 1.15%; EMERGING MARKETS EQUITY PORTFOLIO 1.75%; EQUITY GROWTH PORTFOLIO 0.85%; GLOBAL VALUE EQUITY PORTFOLIO 1.15%; MID CAP GROWTH PORTFOLIO 1.05%; MID CAP VALUE PORTFOLIO 1.05%; TECHNOLOGY PORTFOLIO 1.15%; U.S. REAL ESTATE PORTFOLIO 1.10%; and VALUE PORTFOLIO 0.85%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the "Management Fees", "Other Expenses" and "Total Annual Operating Expenses" would be as stated below:

                                                                                                        TOTAL ANNUAL
                             PORTFOLIO                            MANAGEMENT FEES   OTHER EXPENSES   OPERATING EXPENSES
                             ---------                            ---------------   --------------   ------------------
    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO...................       0.80%             1.26%              2.06%
    EMERGING MARKETS EQUITY PORTFOLIO...........................       1.25%             0.71%              1.96%
    EQUITY GROWTH PORTFOLIO.....................................       0.55%             0.37%              0.92%
    GLOBAL VALUE EQUITY PORTFOLIO...............................       0.80%             0.63%              1.43%
    MID CAP GROWTH PORTFOLIO....................................       0.75%             1.54%              2.29%
    MID CAP VALUE PORTFOLIO.....................................       0.75%             0.52%              1.27%
    TECHNOLOGY PORTFOLIO........................................       0.80%             0.56%              1.36%
    U.S. REAL ESTATE PORTFOLIO..................................       0.80%             0.36%              1.16%
    VALUE PORTFOLIO.............................................       0.55%             0.54%              1.09%

  Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement, if any, the Adviser excludes from "Total Annual Operating Expenses" certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" would be 0.05% of such investment related expenses for the EMERGING MARKETS EQUITY PORTFOLIO.

 (5) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the COMSTOCK PORTFOLIO CLASS II would have been 2.38%.

 (6) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the DOMESTIC INCOME PORTFOLIO CLASS II would have been 24.49%. In addition, this Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would further decrease by 0.02% for the year ended December 31, 2000.

 (7) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the GOVERNMENT PORTFOLIO CLASS II would have been 1.40%.

 (8) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the GROWTH AND INCOME PORTFOLIO CLASS II would have been 1.03%.

 (9) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the MONEY MARKET PORTFOLIO CLASS II would have been 1.63%. In addition, this Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would further decrease by 0.01% for the year ended December 31, 2000.

(10) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 and MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.90%, and 0.94%, respectively.

EXAMPLES


These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2000, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual contract administrative charge is equivalent to 0.012% of the average estimated Separate Account contract value.

EXAMPLE: WITH E.S.P.

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses with the E.S.P. option selected:

---------------------------------------------------------------------------------------------------------------------------------
                                                      IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                            END OF PERIOD SHOWN:             ANNUITIZED AT END OF PERIOD SHOWN:
                                                    -------------------------------------   -------------------------------------
                  FUNDING OPTION                    1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
  Balanced Portfolio -- Service Shares............    87       132       180       297        27        82       140       297
  Capital Appreciation Portfolio -- Service
    Shares........................................    87       132       180       297        27        82       140       297
  Strategic Value Portfolio -- Service Shares.....    92       149       208       351        32        99       168       351
  Worldwide Growth Portfolio -- Service Shares....    87       133       181       299        27        83       141       299
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund....................................    87       134       184       304        27        84       144       304
  High Yield Bond Fund............................    87       134       184       304        27        84       144       304
  Investors Fund..................................    87       132       179       296        27        82       139       296
  Small Cap Growth Fund...........................    92       149       208       351        32        99       168       351
  Strategic Bond Fund.............................    87       134       184       304        27        84       144       304
THE TRAVELERS SERIES TRUST
  Equity Income Portfolio.........................    86       129       175       287        26        79       135       287
  Large Cap Portfolio.............................    86       129       175       287        26        79       135       287
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Active International Allocation Portfolio.......    89       139       191       319        29        89       151       319
  Emerging Markets Equity Portfolio...............    95       158       222       378        35       108       182       378
  Equity Growth Portfolio.........................    86       130       176       290        26        80       136       290
  Global Value Equity Portfolio...................    89       139       191       319        29        89       151       319
  Mid Cap Growth Portfolio........................    88       136       186       309        28        86       146       309
  Mid Cap Value Portfolio.........................    88       136       186       309        28        86       146       309
  Technology Portfolio............................    89       139       191       319        29        89       151       319
  U.S. Real Estate Portfolio......................    88       137       188       314        28        87       148       314
  Value Portfolio.................................    86       130       176       290        26        80       136       290
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio Class II Shares..............    89       140       193       323        29        90       153       323
  Domestic Income Portfolio Class II Shares.......    86       130       177       292        26        80       137       292
  Emerging Growth Portfolio Class II Shares.......    87       134       184       304        27        84       144       304
  Enterprise Portfolio Class II Shares............    86       130       176       290        26        80       136       290
  Government Portfolio Class II Shares............    86       130       176       290        26        80       136       290
  Growth and Income Portfolio Class II Shares.....    87       134       184       304        27        84       144       304
  Money Market Portfolio Class II Shares..........    86       130       177       291        26        80       137       291
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio -- Service Class 2......    87       132       180       297        27        82       140       297
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio -- Service Class 2............    87       134       183       303        27        84       143       303

EXAMPLE: WITHOUT E.S.P.

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses without the E.S.P. option selected:

---------------------------------------------------------------------------------------------------------------------------------
                                                      IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                            END OF PERIOD SHOWN:             ANNUITIZED AT END OF PERIOD SHOWN:
                                                    -------------------------------------   -------------------------------------
                  FUNDING OPTION                    1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
  Balanced Portfolio -- Service Shares............    85       126       170       277        25        76       130       277
  Capital Appreciation Portfolio -- Service
    Shares........................................    85       126       170       277        25        76       130       277
  Strategic Value Portfolio -- Service Shares.....    90       143       198       333        30        93       158       333
  Worldwide Growth Portfolio -- Service Shares....    85       127       171       280        25        77       131       280
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund....................................    85       128       174       285        25        78       134       285
  High Yield Bond Fund............................    85       128       174       285        25        78       134       285
  Investors Fund..................................    85       126       169       276        25        76       129       276
  Small Cap Growth Fund...........................    90       143       198       333        30        93       158       333
  Strategic Bond Fund.............................    85       128       174       285        25        78       134       285
THE TRAVELERS SERIES TRUST
  Equity Income Portfolio.........................    84       123       165       267        24        73       125       267
  Large Cap Portfolio.............................    84       123       165       267        24        73       125       267
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Active International Allocation Portfolio.......    87       133       181       299        27        83       141       299
  Emerging Markets Equity Portfolio...............    93       152       213       361        33       102       173       361
  Equity Growth Portfolio.........................    84       124       166       270        24        74       126       270
  Global Equity Portfolio.........................    87       133       181       299        27        83       141       299
  Mid Cap Growth Portfolio........................    86       130       176       290        26        80       136       290
  Mid Cap Value Portfolio.........................    86       130       176       290        26        80       136       290
  Technology Portfolio............................    87       133       181       299        27        83       141       299
  U.S. Real Estate Portfolio......................    86       131       179       295        26        81       139       295
  Value Portfolio.................................    84       124       166       270        24        74       126       270
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio Class II Shares..............    87       134       184       304        27        84       144       304
  Domestic Income Portfolio Class II Shares.......    84       124       167       272        24        74       127       272
  Emerging Growth Portfolio Class II Shares.......    85       128       174       285        25        78       134       285
  Enterprise Portfolio Class II Shares............    84       124       166       270        24        74       126       270
  Government Portfolio Class II Shares............    84       124       166       270        24        74       126       270
  Growth and Income Portfolio Class II Shares.....    85       128       174       285        25        78       134       285
  Money Market Portfolio Class II Shares..........    84       124       167       271        24        74       127       271
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio -- Service Class 2......    85       126       170       277        25        76       130       277
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio -- Service Class 2............    85       128       173       284        25        78       133       284

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

Because the contracts offered through this prospectus are newly registered, there is no condensed financial information available as of the date of this prospectus.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers             Annuity is a contract between the contract owner ("you")
and the Company. We describe your rights and benefits in this prospectus and in the Contract. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your

Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE VARIABLE FUNDING OPTIONS

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-599-9460 to request additional copies of the prospectuses.

The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. In addition, an affiliated broker-dealer will receive 12b-1 fees deducted from certain underlying fund assets for providing distribution, shareholder support and administrative services to some of the underlying funds.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

---------------------------------------------------------------------------------------------------------------------
            FUNDING                                 INVESTMENT                                  INVESTMENT
            OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
    Balanced Portfolio --        Seeks long-term capital growth, consistent with      Janus Capital
    Service Shares               preservation of capital and balanced by current
                                 income.
    Capital Appreciation         Seeks long-term capital growth by investing          Janus Capital
    Portfolio -- Service Shares  primarily in common stocks selected for their growth potential. The portfolio may invest in
                                 companies of any size.
    Strategic Value              Seeks long-term growth of capital.                   Janus Capital
    Portfolio -- Service Shares
    Worldwide Growth             Seeks growth of capital in a manner consistent       Janus Capital
    Portfolio -- Service Shares  with preservation of capital by investing primarily in common stocks of companies of any
                                 size throughout the world.

SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
    Capital Fund                 Seeks capital appreciation, primarily through        Salomon Brothers Asset
                                 investments in common stocks which are believed      Management ("SBAM")
                                 to have above-average price appreciation
                                 potential and which may involve above average
                                 risk.
    High Yield Bond Fund         Seeks to maximize current income, and,               SBAM
                                 secondarily, to seek capital appreciation through
                                 investments in medium or lower rating categories.

---------------------------------------------------------------------------------------------------------------------
            FUNDING                                 INVESTMENT                                  INVESTMENT
            OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE
SERIES FUND, INC. (CONT.)
    Investors Fund               Seeks long-term growth of capital, and,              SBAM
                                 secondarily, current income, through investments
                                 in common stocks of well-known companies.
    Small Cap Growth Fund        Seeks long-term growth of capital by investing       SBAM
                                 primarily in equity securities of companies with
                                 market capitalizations similar to that of
                                 companies included in the Russell 2000 Index.
    Strategic Bond Fund          Seeks a high level of current income. As a           SBAM
                                 secondary objective, the portfolio will seek
                                 capital appreciation.

THE TRAVELERS SERIES TRUST
    Equity Income Portfolio      Seeks reasonable income by investing at least 65%    TAMIC
                                 in income-producing equity securities. The           Subadviser: Fidelity Management
                                 balance may be invested in all types of domestic     & Research Co ("FMR")
                                 and foreign securities, including bonds. The
                                 Portfolio seeks to achieve a yield that exceeds
                                 that of the securities comprising the S&P 500.
                                 The Subadviser also considers the potential for
                                 capital appreciation.
    Large Cap Portfolio          Seeks long-term growth of capital by investing       TAMIC
                                 primarily in equity securities of companies with     Subadviser: FMR
                                 large market capitalizations.

THE UNIVERSAL INSTITUTIONAL
FUNDS, INC.
    Active International         Seeks above-average capital appreciation by          Morgan Stanley Dean Witter
    Allocation Portfolio         investing in a highly diversified mix of equity      Investment Management Inc.
                                 securities of non-U.S. issuers.                      ("MSDW")
    Emerging Markets Equity      Seeks long-term capital appreciation by investing    MSDW
    Portfolio                    primarily in equity securities of emerging market
                                 country issuers with a focus on those in which
                                 the adviser believes the economies are developing
                                 strongly and in which the markets are becoming
                                 more sophisticated.
    Equity Growth Portfolio      Seeks to maximize long-term capital appreciation     MSDW
                                 by investing primarily in the equity securities
                                 of U.S. and, to a limited extent, foreign
                                 companies that exhibit strong or accelerating
                                 growth earnings.
    Global Value Equity          Seeks long-term capital appreciation by investing    MSDW
    Portfolio                    primarily in equity securities of issuers
                                 throughout the world, including the U.S.
    Mid Cap Growth Portfolio     Seeks long-term capital growth by investing          Miller, Anderson & Sherrerd
                                 primarily in common stocks and other equity          ("MAS")
                                 securities.
    Mid Cap Value Portfolio      Seeks above-average total return over a market       MSDW
                                 cycle of three to five years by investing in
                                 common stock and other equity securities of
                                 issuers with equity capitalizations in the range
                                 of the companies represented in the S&P Mid Cap
                                 400 Index (currently $100 million to $8 billion).
    Technology Portfolio         Seeks long-term capital appreciation by investing    MSDW
                                 primarily in equity securities of companies that
                                 the investment adviser expects to benefit from
                                 their involvement in technology or
                                 technology-related industries.
    U.S. Real Estate Portfolio   Seeks above-average current income and long-term     MSDW
                                 capital appreciation by investing primarily in
                                 equity securities of companies in the U.S. Real
                                 Estate industry, including real estate investment
                                 trusts ("REITS").
    Value Portfolio              Seeks above-average total return over a market       MAS
                                 cycle of three to five years by investing
                                 primarily in a diversified portfolio of common
                                 stocks and other equity securities that the
                                 adviser believes to be relatively undervalued
                                 based on various measures such as price earnings
                                 ratios and price book ratios.

---------------------------------------------------------------------------------------------------------------------
            FUNDING                                 INVESTMENT                                  INVESTMENT
            OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT
TRUST
    Comstock Portfolio -- Class  Seeks capital growth and income through invest-      Van Kampen Asset Management,
    II Shares                    ments in equity securities, including common         Inc. ("VKAM")
                                 stocks and securities convertible into common and
                                 preferred stocks.
    Domestic Income              Seeks current income primarily and capital           VKAM
    Portfolio -- Class II        appreciation as a secondary objective only when
    Shares                       consistent with its primary investment objective.
                                 The Portfolio attempts to achieve these
                                 objectives through investment primarily in a
                                 diversified portfolio of fixed-income securities.
                                 The Portfolio may invest in investment grade
                                 securities and lower rated and nonrated
                                 securities. Lower rated securities (commonly
                                 known as "junk bonds") are regarded by the rating
                                 agencies as predominantly speculative with
                                 respect to the issuer's continuing ability to
                                 meet principal and interest payments.
    Emerging Growth              Seeks capital appreciation by investing primarily    VKAM
    Portfolio -- Class II        in common stocks of companies considered to be
    Shares                       emerging growth companies.
    Enterprise Portfolio --      Seeks capital appreciation through investments       VKAM
    Class II Shares              believed by the Adviser to have above-average
                                 potential for capital appreciation.
    Government Portfolio --      Seeks to provide investors with a high current       VKAM
    Class II Shares              return consistent with preservation of capital by
                                 investing primarily in debt securities issued or
                                 guaranteed by the U.S. government, its agencies
                                 or instrumentalities.
    Growth and Income            Seeks long-term growth of capital and income by      VKAM
    Portfolio -- Class II        investing primarily in income-producing equity
    Shares                       securities, including common stocks and
                                 convertible securities.
    Money Market Portfolio --    Seeks protection of capital and high current         VKAM
    Class II Shares              income through investments in money market
                                 instruments. Investments in the Money Market
                                 Portfolio are neither insured nor guaranteed by
                                 the U.S. Government. Although the Money Market
                                 Portfolio seeks to maintain a stable net asset
                                 value of $1.00 per share, there is no assurance
                                 that it will be able to do so.
VARIABLE INSURANCE PRODUCTS
FUND II
    Contrafund(R) Portfolio --   Seeks long-term capital appreciation by investing    FMR
    Service Class 2              primarily in common stocks of companies whose
                                 value the adviser believes is not fully
                                 recognized by the public.

VARIABLE INSURANCE PRODUCTS
  FUND III
    Mid Cap Portfolio --         Seeks long-term growth of capital and income by      FMR
    Service Class 2              investing primarily in income-producing equity
                                 securities, including common stocks and
                                 convertible securities.

                                 FIXED ACCOUNT
--------------------------------------------------------------------------------
We offer our Fixed Account as a funding option. Please see Appendix A for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint contract owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses including commission payments to your sales agent, and

     - other costs of doing business.

Risks we assume include:

     - that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the contract value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. (For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur.) We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for eight years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

YEARS SINCE PURCHASE
    PAYMENT MADE      WITHDRAWAL CHARGE
        0-1                  6%
         2                   6%
         3                   5%
         4                   5%
         5                   4%
         6                   3%
         7                   2%
     8 and over              0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any purchase payment to which no withdrawal charge applies, then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d) any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge:

     - due to the death of the contract owner or the annuitant (with no contingent annuitant surviving);

     - if an annuity payout has begun

     - due to a minimum distribution under our minimum distribution rules then in effect; or

     - if an income option of at least five year's duration is begun after the first contract year.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second contract year, you may withdraw up to 10% of the contract value. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies only to partial withdrawals.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the contract, and we will prorate this charge (i.e. calculate) from the date of purchase.

We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

     (1) from the distribution of death proceeds;

     (2) after an annuity payout has begun, or

     (3) if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "sub-account administrative charge") on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.35% annually. This charge compensates the company for risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent.

E.S.P. CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------


Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. We will make transfers at the value(s) next determined after we receive your request at our Home Office. There are no charges or restrictions on the amount or frequency of transfers currently; however, we reserve the right to limit the number of transfers to one in any six-month period. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Since different underlying funds have different expenses, a transfer of contract values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.


In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6, 12, or 24 Month Program. These programs will generally have different credited interest rates. Depending on the Program elected, the interest rate can accrue up to 6, 12 or 24 months on amounts in the Special DCA Program, and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options during the duration of the Program elected.


The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6, 12 or 24 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you otherwise direct.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.


                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

We may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all investment options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

Contract Owner (you, your). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

You may not change, delete or add a contingent annuitant after the Contract becomes effective.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which the Company's Home Office receives (1) due proof of death and (2) written payment instructions or (3) election of spousal contract continuance ("death report date").

We must be notified no later than six months from the date of death in order to pay the death proceeds as described under "Death Proceeds Before the Maturity Date." If we are notified more than six months after the death, we will pay death proceeds equal to contract value on the death report date, less any applicable premium tax and outstanding loans.

DEATH PROCEEDS BEFORE THE MATURITY DATE

   IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE :

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, withdrawals or outstanding loans:

          (1) the contract value;

          (2) the total purchase payments made under the Contract; or

          (3) the step-up value (if any, as described below).

STEP-UP VALUE. The step-up value will initially equal the first purchase payment. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the annuitant's 80th birthday and before the annuitant's death, if the contract value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the annuitant's 80th birthday will be those related to additional purchase payments or withdrawals.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

          50,000 X (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

          50,000 X (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P."). (THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.) The Rider Effective Date is the date the Rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a purchase payment is made after the rider effective date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO 1) THE MODIFIED PURCHASE PAYMENT(S) IN EFFECT immediately prior to the reduction for the partial surrender, multiplied by 2) the amount of the partial surrender divided by 3) the contract value immediately prior to the partial surrender.


See the example below of how the partial surrender reduction applies to the E.S.P.

For example, assume your current Modified Purchase Payment is $50,000 and that your current contract value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the Modified Purchase Payment as follows:



        50,000 X (10,000/55,000) = 9,090



Your new Modified Purchase Payment would be $50,000 - $9,090 = 40,910



The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current Modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the Modified Purchase Payment as follows:



        50,000 X (10,000/30,000) = 16,666



Your new Modified Purchase Payment would be $50,000 - $16,666 = 33,334


     IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE:

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1) or (2) below, each reduced by any applicable premium tax, withdrawals or outstanding loans:

          (1) the contract value; or

          (2) the total purchase payments made under the Contract.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NONQUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                     MANDATORY PAYOUT
     UPON THE DEATH OF THE           THE PROCEEDS TO:               UNLESS. . .               RULES APPLY*
--------------------------------------------------------------------------------------------------------------
  OWNER (WHO IS NOT THE          The beneficiary(ies), or   Unless the beneficiary is the   Yes
  ANNUITANT) (WITH NO JOINT      if none, to the contract   contract owner's spouse and
  OWNER)                         owner's estate.            the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
--------------------------------------------------------------------------------------------------------------
  OWNER (WHO IS THE ANNUITANT)   The beneficiary(ies), or   Unless the beneficiary is the   Yes
  (WITH NO JOINT OWNER)          if none, to the contract   contract owner's spouse and
                                 owner's estate.            the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
--------------------------------------------------------------------------------------------------------------
  NON-SPOUSAL JOINT OWNER (WHO   The surviving joint                                        Yes
  IS NOT THE ANNUITANT)          owner.
--------------------------------------------------------------------------------------------------------------
  NON-SPOUSAL JOINT OWNER (WHO   The beneficiary(ies), or   Unless the beneficiary is the
  IS THE ANNUITANT)              if none, to the            contract owner's spouse and
                                 surviving joint owner.     the spouse elects to continue
                                                            the contract.
                                                            Or, unless there is a           Yes
                                                            contingent annuitant. Then,
                                                            the contingent annuitant
                                                            becomes the annuitant and the
                                                            proceeds will be paid to the
                                                            surviving joint owner.
--------------------------------------------------------------------------------------------------------------
  SPOUSAL JOINT OWNER (WHO IS    The surviving joint        Unless the spouse elects to     Yes
  NOT THE ANNUITANT)             owner.                     continue the contract.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                     MANDATORY PAYOUT
     UPON THE DEATH OF THE           THE PROCEEDS TO:               UNLESS. . .               RULES APPLY*
--------------------------------------------------------------------------------------------------------------
  SPOUSAL JOINT OWNER (WHO IS    The beneficiary(ies) or,   Unless the spouse elects to     Yes
  THE ANNUITANT)                 if none, to the            continue the contract.
                                 surviving joint owner.     A spouse who is not the
                                                            beneficiary may decline to
                                                            receive the proceeds or to
                                                            continue the contract and
                                                            instruct the Company to pay
                                                            the beneficiary.
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHO IS NOT THE      The beneficiary(ies) or    Unless, the beneficiary is      Yes
  CONTRACT OWNER)                if none, to the contract   the contract owner's spouse
                                 owner.                     and the spouse elects to
                                                            continue the contract as the
                                                            new owner rather than receive
                                                            the distribution. Or, unless
                                                            there is a contingent
                                                            annuitant. Then, the
                                                            contingent annuitant becomes
                                                            the annuitant and the
                                                            Contract continues in effect
                                                            (generally using the original
                                                            maturity date). The proceeds
                                                            will then be paid upon the
                                                            death of the contingent
                                                            annuitant or owner.
--------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHO IS THE          See death of "owner who                                    N/A
  CONTRACT OWNER)                is the annuitant" above.
--------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHERE OWNER IS A    The beneficiary(ies)                                       Yes (Death of
  NONNATURAL PERSON/TRUST)       (e.g. the trust).                                          annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
--------------------------------------------------------------------------------------------------------------
  CONTINGENT ANNUITANT           No death proceeds are                                      N/A
  (ASSUMING ANNUITANT IS STILL   payable; contract
  ALIVE)                         continues.
--------------------------------------------------------------------------------------------------------------
  BENEFICIARY                    No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
  CONTINGENT BENEFICIARY         No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. If Mandatory Distribution has begun, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (NONQUALIFIED CONTRACTS ONLY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

If your spouse is named as an owner, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

If your spouse is named as one of multi-named beneficiaries, your spouse can elect to assume the Contract in the same proportion as he/she was entitled as a beneficiary.

If you are the sole owner and your spouse is the sole beneficiary, your spouse may elect to continue the Contract as owner. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

If your spouse elects to continue the Contract as contract owner, the death benefit will be calculated as of the death report date. If the contract value is less than the calculated death benefit, the contract value will be increased to equal the death benefit. This amount is referred to as the adjusted contract value. Any difference between the contract value and the adjusted contract value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the death report date.

Any premium paid before the death report date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the death report date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the death report date as if your spouse had purchased the Contract with the adjusted contract value on the death report date. This spousal contract continuance is available only once for each Contract.

                              QUALIFIED CONTRACTS

------------------------------------------------------------------------------------------------------------
                                                                                          MANDATORY PAYOUT
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                      RULES APPLY
     UPON THE DEATH OF THE           THE PROCEEDS TO:              UNLESS. . .              (SEE *ABOVE)
------------------------------------------------------------------------------------------------------------
  OWNER/ANNUITANT                The beneficiary(ies), or                                 Yes
                                 if none, to the contract
                                 owner's estate.
------------------------------------------------------------------------------------------------------------
  BENEFICIARY                    No death proceeds are                                    N/A
                                 payable; contract
                                 continues.
------------------------------------------------------------------------------------------------------------
  CONTINGENT BENEFICIARY         No death proceeds are                                    N/A
                                 payable; contract
                                 continues.
------------------------------------------------------------------------------------------------------------

DEATH PROCEEDS AFTER THE MATURITY DATE

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before annuity payments are made. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase the contract. Unless you elect otherwise, the maturity date will be the annuitant's 70th birthday for qualified Contracts and the annuitant's 75th birthday, or ten years after the effective date of the contract, if later, for nonqualified Contracts. (In certain states, the maturity date elected may not be later than the annuitant's 90th birthday; refer to your Contract.)

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant's 85th birthday for nonqualified Contracts or, for qualified Contracts, to a later date with the Company's consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your contract value to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.


DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium tax not previously deducted.


The amount of your first monthly payment depends on the annuity option you elected and the annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option, and factors in an assumed daily net investment factor. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payment will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your contract value as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 -- Other Income Options. We will make any other arrangements for Income Options as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Shares of the variable funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's variable funding options. We may advertise the "standardized average annual total returns" of the variable funding option, calculated in a manner prescribed by the SEC, and the "nonstandardized total return," as described below. Specific examples of the performance information appear in the SAI.

STANDARDIZED METHOD. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. We calculate nonstandardized "total returns" in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TAX-FREE EXCHANGES: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the contract. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or the contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the contract will not be treated as an annuity contract for Federal income tax purposes and earnings under the contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or the contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although Travelers regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the contract owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; of (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract or the first page of the Summary of this prospectus to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 7% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

THE TRAVELERS INSURANCE COMPANY

There are no pending legal proceedings affecting the Separate Account or the principal underwriter. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

THE TRAVELERS LIFE AND ANNUITY COMPANY

There are no pending material legal proceedings affecting the Separate Account, the principal underwriter or the Company.

                                   APPENDIX A
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B
--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

     The Insurance Company
     Principal Underwriter
     Distribution and Principal Underwriting Agreement
     Valuation of Assets
     Performance Information
     Federal Tax Considerations
     Independent Accountants
     Financial Statements

--------------------------------------------------------------------------------


Copies of the Statement of Additional Information dated October 1, 2001 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-21249BS, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-21250BS.


Name:
----------------------------------------

Address:
----------------------------------------

----------------------------------------

L-21249-B                                                        October 1, 2001

                               PREMIER ADVISERS II

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                               October 1, 2001

                                       for

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY


This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated October 1, 2001. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-9061, or by calling (800) 842-9368 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

THE INSURANCE COMPANY ................................................       1

PRINCIPAL UNDERWRITER ................................................       1

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT ....................       1

VALUATION OF ASSETS ..................................................       1

PERFORMANCE INFORMATION ..............................................       2

FEDERAL TAX CONSIDERATIONS ...........................................       6

INDEPENDENT ACCOUNTANTS ..............................................       9

FINANCIAL STATEMENTS .................................................       F-1

                              THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183 and its telephone number is (860) 277-0111.

         The Company is a wholly owned subsidiary of The Travelers Insurance Group Inc., an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate and Investment Bank, Global Investment Management and Private Banking, and Investment Activities segments.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

         The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. Fund ABD meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Fund ABD are subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account.


                              PRINCIPAL UNDERWRITER

         Travelers Distribution LLC ("TDLLC") serves as principal underwriter for Fund ABD and the Contracts. The offering is continuous. TDLLC's principal executive offices are located at One Tower Square, Hartford, Connecticut. TDLLC is affiliated with the Company and ABD.


                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

         Under the terms of the Distribution and Principal Underwriting Agreement among Fund ABD, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.


                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

         Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

     (a) = investment income plus capital gains and losses (whether realized or unrealized);
     (b) = any deduction for applicable taxes (presently zero); and
     (c) = the value of the assets of the Funding Option at the beginning of the valuation period.

         The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Funding Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit Value applicable to each Funding Option was established at $1.00. An annuity unit value as of any business day is equal to (a) the value of the annuity unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the valuation period just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation Period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)


                             PERFORMANCE INFORMATION

         From time to time, the Company may advertise several types of historical performance for the Funding Options of Fund ABD. The Company may advertise the "standardized average annual total returns" of the Funding Options, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the "nonstandardized total returns," as described below:

         STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the "since inception" total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for contracts sold under the Prospectus to which this SAI relates. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time. Because the contracts described in this Statement of Additional Information are new, there is no standardized performance information yet available.

         NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

         For Funding Options that were in existence prior to the date they became available under Fund ABD, the nonstandardized average annual total return quotations will reflect the investment performance that such Funding Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

         Average annual total returns for each of the Funding Options computed according to the standardized and nonstandardized methods for the period ending December 31, 2000 are set forth in the following tables.

                        TRAVELERS PREMIER ADVISERS II
                  NONSTANDARDIZED PERFORMANCE AS OF 12/31/00

                                                             Cumulative Returns
                                                          ---------------------------------------------
                                                            YTD     1 YR     3YR      5YR      10YR
-------------------------------------------------------------------------------------------------------
STOCK PORTFOLIOS:
-------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                           7.51%   7.51%   22.73%     -       -
-------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio Service Class 2*              4.94%   4.94%     -        -       -
-------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio - Service Class 2*     -8.22%  -8.22%   43.34%  109.05%    -
-------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio - Service
Shares*                                                    -10.78% -10.78%  128.16%     -       -
-------------------------------------------------------------------------------------------------------
Janus Aspen Strategic Value Portfolio - Service Shares*     -0.61%    -        -        -       -
-------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares*   -17.24% -17.24%   69.91%  159.69%    -
-------------------------------------------------------------------------------------------------------
Morgan Stanley Real Estate Securities Portfolio             26.12%  26.12%    4.25%   72.50%    -
-------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Active International Allocation
Portfolio                                                  -15.10% -15.10%     -        -       -
-------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Emerging Markets Equity Portfolio       -40.12% -40.12%  -14.06%     -       -
-------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Equity Growth Portfolio                 -13.06% -13.06%   40.04%     -       -
-------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Global Equity Portfolio                   9.81%   9.81%   25.57%     -       -
-------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Mid Cap Growth Portfolio                 -8.71%  -8.71%     -        -       -
-------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Mid Cap Value Portfolio                   9.12%   9.12%   47.14%     -       -
-------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Technology Portfolio                    -24.71% -24.71%     -        -       -
-------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Value Portfolio                          23.11%  23.11%   14.34%     -       -
-------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                      16.49%  16.49%     -        -       -
-------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                    13.53%  13.53%     -        -       -
-------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund             15.01%  15.01%     -        -       -
-------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio - Class II Shares             27.65%  27.65%     -        -       -
-------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio Class II Shares       -11.64% -11.64%  140.61%  227.84%    -
-------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio - Class II Shares          -16.00% -16.00%   27.89%  102.32%  297.04%
-------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income Portfolio Class II Shares      17.44%  17.44%   53.75%    -        -
-------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO:
-------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio - Service Shares*            -2.83%  -2.83%   60.15%  120.27%    -
-------------------------------------------------------------------------------------------------------
BOND PORTFOLIOS:
-------------------------------------------------------------------------------------------------------
Salomon Brothers Variable High Yield Bond Fund              -1.50%  -1.50%     -       -        -
-------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Strategic Bond Fund                5.72%   5.72%     -       -        -
-------------------------------------------------------------------------------------------------------
Van Kampen Domestic Income Portfolio - Class II Shares*      4.53%   4.53%    6.00%   22.64%  109.48%
-------------------------------------------------------------------------------------------------------
Van Kampen Government Portfolio - Class II Shares*          10.69%  10.69%   13.57%   23.19%   69.01%
-------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO:
-------------------------------------------------------------------------------------------------------
Van Kampen Money Market Portfolio - Class II Shares*         4.13%   4.13%   11.04%   18.55%   34.37%
-------------------------------------------------------------------------------------------------------


                                                           Average Annual Returns
                                                          --------------------------------------------
                                                            3YR      5YR     10YR       Inception
------------------------------------------------------------------------------------------------------
STOCK PORTFOLIOS:
------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                           7.15%             -     14.24%   8/30/96
------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio Service Class 2*               -       -        -     25.49%  12/29/98
------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio - Service Class 2*     12.83%  15.95%     -     19.34%    1/3/95
------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio - Service
Shares*                                                     31.71%    -        -     33.33%    5/1/97
------------------------------------------------------------------------------------------------------
Janus Aspen Strategic Value Portfolio - Service Shares*       -       -        -     -0.61%   4/28/00
------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares*    19.40%  21.08%     -     20.38%   9/13/93
------------------------------------------------------------------------------------------------------
Morgan Stanley Real Estate Securities Portfolio              1.50%  11.59%     -     11.96%    7/3/95
------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Active International Allocation
Portfolio                                                     -       -        -      0.47%   8/31/99
------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Emerging Markets Equity Portfolio        -4.81%    -        -     -4.24%   10/1/96
------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Equity Growth Portfolio                  11.96%    -        -     16.49%    1/2/97
------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Global Equity Portfolio                   7.97%    -        -     10.48%    1/3/97
------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Mid Cap Growth Portfolio                   -       -        -     21.10%  10/18/99
------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Mid Cap Value Portfolio                  13.82%    -        -     19.65%    1/2/97
------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Technology Portfolio                       -       -        -     -6.13%  11/30/99
------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Value Portfolio                           4.66%    -        -      8.13%    1/2/97
------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                        -       -        -     18.58%   2/17/98
------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                      -       -        -     11.39%   2/17/98
------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund               -       -        -     33.02%   11/1/99
------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio - Class II Shares               -       -        -     11.19%    5/1/99
------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio Class II Shares        34.06%  26.84%     -     27.60%    7/3/95
------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio - Class II Shares            8.63%  15.19%   14.81%    -       4/7/86
------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income Portfolio Class II Shares      15.49%    -        -     16.35%  12/23/96
------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO:
------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio - Service Shares*            17.07%  17.16%     -     15.18%   9/13/93
------------------------------------------------------------------------------------------------------
BOND PORTFOLIOS:
------------------------------------------------------------------------------------------------------
Salomon Brothers Variable High Yield Bond Fund                -       -        -      0.55%    5/1/98
------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Strategic Bond Fund                 -       -        -      3.23%   2/17/98
------------------------------------------------------------------------------------------------------
Van Kampen Domestic Income Portfolio - Class II Shares*      2.06%   4.25%    7.73%    -      11/4/87
------------------------------------------------------------------------------------------------------
Van Kampen Government Portfolio - Class II Shares*           4.43%   4.34%    5.45%    -       4/7/86
------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO:
------------------------------------------------------------------------------------------------------
Van Kampen Money Market Portfolio - Class II Shares*         3.65%   3.55%    3.08%    -       4/7/86
------------------------------------------------------------------------------------------------------

The inception date is the date that the underlying fund commenced operations.

*These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower.

They may not be available in every jurisdiction.

                           FEDERAL TAX CONSIDERATIONS

         The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS
         Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan, or a Section 403(b) annuity, attains age
70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70 1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS
         Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are generally includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

         If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

         Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

         In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically,
Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES
         To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

         The Code provides for the purchase of a Simplified Employee Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $35,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

         Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS
         Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

         Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

QUALIFIED PENSION AND PROFIT-SHARING PLANS
         Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

         Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

SECTION 403(b) PLANS
         Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code.

         Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING
         The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

      There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

      (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

      (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

      (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

      (d)  the distribution is a hardship distribution.

      A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.    OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

      To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

      The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2001, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,150 or less per year, will generally be exempt from periodic withholding.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

                             INDEPENDENT ACCOUNTANTS

         The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, included herein, and the financial statements of The Travelers Fund ABD for Variable Annuities as of December 31, 2000, and for the years ended December 31, 2000 and 1999, also included herein, have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                               PREMIER ADVISERS II



                       STATEMENT OF ADDITIONAL INFORMATION
                                    FUND ABD












                      Individual Variable Annuity Contract
                                    issued by





                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183





















L-21249BS                                                        October 2001